AB Multi-Manager Alternative Fund

Consolidated Portfolio of Investments

June 30, 2023 (unaudited)

Underlying Portfolios	Shares	Fair Value ($)	% Net Assets	Liquidity*

Multi-Strategy
Atlas Enhanced Fund, Ltd.	48,500	$48,882,291	4.3%	Quarterly
Elliott International Limited	48,815	99,697,392	8.8	Quarterly
Hudson Bay International Fund, Ltd.	54,803	57,853,043	5.1	Quarterly
LMR Multi-Strategy Fund Limited	206,673	49,401,789	4.4	Quarterly
Millennium International, Ltd.	34,595	37,204,068	3.3	Quarterly
Point72 Capital International, Ltd.	581,138	83,339,911	7.4	Quarterly
Schonfeld Strategic Partners Offshore Fund, Ltd.	39,700	54,980,290	4.9	Monthly

Total		431,358,784	38.2

Global Macro
Alphadyne International Fund, Ltd.	34,559	49,710,905	4.4	Quarterly
Brevan Howard Alpha Strategies Fund Limited	481,178	57,852,039	5.1	Quarterly
Brevan Howard AS Macro Fund Limited	179,206	23,601,432	2.1	Monthly
Capula Tactical Macro Fund Limited	255,246	27,138,821	2.4	Monthly
GreshamQuant - ACAR Fund, Ltd.	13,000	12,318,732	1.1	Quarterly
John Street Systematic Fund Limited	121,016	26,415,512	2.3	Monthly
The Tudor BVI Global Fund, Ltd.	347	76,561,094	6.8	Quarterly

Total		273,598,535	24.2

Long/Short Equity
Coatue Offshore Fund, Ltd.	77,148	26,304,430	2.3	Quarterly
Janchor Partners Pan-Asian Fund	174,396	24,573,510	2.2	Triennially
Nokota LC, LLC	1,166	235,747	0.0	At Fund’s Discretion
PFM Healthcare Offshore Fund, Ltd.	344	229,700	0.0	At Fund’s Discretion
Schonfeld Fundamental Equity Offshore Fund, Ltd.	24,927	33,884,006	3.0	Quarterly
The Children’s Investment Fund	107,641	25,313,601	2.3	Biennial
Think Investments Offshore, Ltd.	15,451	39,774,275	3.5	Semi-Annual
Two Creeks Capital Offshore Fund, Ltd.	20,060	33,968,024	3.0	Quarterly

Total		184,283,293	16.3

Credit/Distressed
Claren Road Credit Fund, Ltd. - (AB)	43,894	45,185,287	4.0	Quarterly
King Street Capital, Ltd.	15,780	1,826,789	0.2	At Fund’s Discretion
LMR CCSA Fund Limited	185,763	22,967,404	2.0	Quarterly
Theorem Prime+ Yield Fund Offshore LP	20,000	18,637,104	1.7	Quarterly

Total		88,616,584	7.9

Event Driven
Antara Capital Offshore Fund, Ltd.	37,848	31,495,164	2.8	Quarterly
Indaba Capital Partners (Cayman), LP	5,909	7,551,443	0.7	Quarterly
Lion Point International, Ltd.	2,024	3,922,661	0.3	Semi-Annual
Luxor Capital Partners Offshore Liquidating SPV, Ltd.	2,317	2,289,465	0.2	At Fund’s Discretion
Senator Global Opportunity Offshore Fund II, Ltd.	10,418	12,596,598	1.1	Quarterly
Senator Global Opportunity Offshore Fund, Ltd.	6,864	7,952,928	0.7	Quarterly

Total		65,808,259	5.8

Total Underlying Portfolios (cost $822,346,058)		1,043,665,455	92.4

Common Stocks
Merger Arbitrage
Activision Blizzard, Inc.(a)	23,937	2,017,889	0.2
Albertsons Companies, Inc. - Class A(a)	73,216	1,597,573	0.1
Amedisys, Inc.(a)	4,998	457,017	0.0

Company	Shares	Fair Value ($)	% Net Assets

Arconic Corporation(a)	9,276	$274,384	0.0%
Black Knight, Inc.(a)	25,329	1,512,901	0.1
DICE Therapeutics, Inc.(a)	21,952	1,019,890	0.1
Diversey Holdings, Ltd.(a)	42,641	357,758	0.0
Focus Financial Partners, Inc. - Class A(a)	14,109	740,864	0.1
ForgeRock, Inc. - Class A(a)	38,542	791,653	0.1
Home Capital Group, Inc.(a)	30,727	1,001,051	0.1
Horizon Therapeutics Public, Ltd. Co.(a)	16,402	1,686,946	0.2
iRobot Corp.(a)	12,417	561,869	0.1
IVERIC Bio, Inc.(a)	39,726	1,562,821	0.1
Lakeland Bancorp., Inc.(a)	9,051	121,193	0.0
LSI Corp.(a)	9,079	1,207,144	0.1
National Instruments Corp.(a)	25,744	1,477,706	0.1
NuVasive, Inc.(a)	37,009	1,539,204	0.1
PNM Resources, Inc.(a)	42,304	1,907,910	0.2
Radius Global Infrastructure - Class A(a)	36,781	548,037	0.1
Seagen, Inc.(a)	8,173	1,572,976	0.1
Spirit Airlines, Inc.(a)	70,099	1,202,899	0.1
Tower Semiconductor, Ltd.(a)	13,665	512,711	0.1
Triton International, Ltd.(a)	10,508	874,896	0.1
Univar, Inc.(a)	10,266	367,933	0.0
Vmware, Inc. - Class A(a)	13,963	2,006,343	0.2

Total		26,921,568	2.4

Special Purpose Acquisition Company
Elliott Opportunity II Corp. - Class A(a)	535,800	5,550,888	0.5

Total Common Stocks (cost $31,844,294)		32,472,456	2.9

Warrants
Special Purpose Acquisition Company
Elliott Opportunity II Corp., expiring 03/02/2026(a) (cost $142,815)	133,950	40	0.0

Short-Term Investments
Investment Companies
AB Fixed Income Shares, Inc. - Government Money Market Portfolio - Class AB, 5.02%(b) (c) (d) (cost $27,754,798)	27,754,798	27,754,798	2.4

Total Investments (cost $882,087,965)(e)		$1,103,892,749	97.7%
Other assets less liabilities		25,954,468	2.3

Net Assets		$1,129,847,217	100.0%

TOTAL RETURN SWAPS

Counterparty & Referenced Obligation	Rate Paid/ Received	Payment Frequency	Current Notional (000)			Maturity Date	Unrealized Appreciation (Depreciation)
Receive Total Return on Reference Obligation
Goldman Sachs International
Amedisys, Inc.	SOFR plus 0.35%	Maturity	USD	115		07/15/2025	$112,729
Chinook Therapeutics, Inc.	SOFR plus 0.35%	Maturity	USD	19		07/15/2025	$17,174
Contra Resolute Forests, Inc.	SOFR plus 0.35%	Maturity	USD	0	**	07/15/2025	0
Dechra Pharmaceuticals PLC	SONIA plus 0.35%	Maturity	GBP	15		07/15/2025	19,504
Emis Group PLC	SONIA plus 0.35%	Maturity	GBP	499		07/15/2025	(633,965)
Franchise Group, Inc.	SOFR plus 0.35%	Maturity	USD	2		07/15/2025	(2,092)
Majorel Group Luxembourg SA	ESTR plus 0.35%	Maturity	EUR	1		07/15/2025	(1,201)
NeoGames SA	SOFR plus 0.35%	Maturity	USD	11		07/15/2025	(12,513)
Network International Holdings PLC	SONIA plus 0.35%	Maturity	GBP	1		07/15/2025	1,163
Silicon Motion Technology	1 Month CIBOR plus 0.00%	Maturity	USD	494		07/15/2025	493,966
SimCorp	1 Month CIBOR plus 0.00%	Maturity	DKK	14		07/15/2025	2,065
Syneos Health, Inc.	SOFR plus 0.35%	Maturity	USD	5		07/15/2025	4,435
Uni-Select, Inc.	1 Month CDOR plus 0.35%	Maturity	CAD	8		07/15/2025	2,040
VectivBio Holding AG	SOFR plus 0.35%	Maturity	USD	50		07/15/2025	45,266
JPMorgan Chase Bank, NA
ESC GCI Liberty, Inc.	SOFR plus 0.35%	Maturity	USD	0	**	08/14/2023	(1)
Morgan Stanley Capital Services LLC
Abiomed, Inc.	FedFundEffective plus 0.38%	Maturity	USD	0	**	10/18/2023	(1)
Christian Hansen Holding	1 Month CIBOR plus 0.00%	Maturity	DKK	1,970		10/18/2023	(288,659)
Lakeland Bancorp, Inc.	FedFundEffective plus 0.38%	Maturity	USD	58		10/18/2023	(63,526)
NuVasive, Inc.	FedFundEffective plus 0.38%	Maturity	USD	1		10/18/2023	(463)
Pay Total Return on Reference Obligation
Goldman Sachs International
Extra Space Storage, Inc.	SOFR minus 0.32%	Maturity	USD	54		07/15/2025	62,062
Morgan Stanley Capital Services LLC
Broadcom, Inc.	FedFundEffective minus 0.29%	Maturity	USD	416		10/18/2023	(408,205)
Brookfield Infrastructure Partners LP	FedFundEffective plus 4.53%	Maturity	USD	4		10/18/2023	(1,536)
Globus Medical, Inc.	FedFundEffective minus 0.29%	Maturity	USD	81		10/18/2023	(69,409)
Intercontinental Exchange, Inc.	FedFundEffective minus 0.29%	Maturity	USD	8		10/18/2023	(6,502)
Maxlinear, Inc.	FedFundEffective minus 0.29%	Maturity	USD	20		10/18/2023	(19,789)
Novozymes A/S	1 Month CIBOR minus 0.40%	Maturity	DKK	1,935		10/18/2023	282,494
Provident Financial Services	FedFundEffective minus 0.29%	Maturity	USD	118		10/18/2023	126,641

							$(338,323)

**	Notional amount less than 500.
(a)	Non-income producing security.
(b)	Affiliated investments.
(c)	The rate shown represents the 7-day yield as of period end.
(d)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.
(e)

As of June 30, 2023, the cost basis of investment securities owned was substantially identical for both book and tax purposes. Gross unrealized appreciation of investments was $233,305,601 and gross unrealized depreciation of investments was $(11,839,140), resulting in net unrealized appreciation of $221,466,461.

*	The investment strategies and liquidity of the Underlying Portfolios in which the Fund invests are as follows:

Multi-Strategy Underlying Portfolios invest across multiple strategies, including long/short equity, event driven, global macro, credit/distressed and emerging markets, in which the investment process is predicated on movements in underlying economic variables and the impact these variables have on equity, fixed income, currency, commodity and other financial instrument markets. Underlying Portfolios within this strategy are generally subject to 45 - 90 day redemption notice periods. Certain Underlying Portfolios may have lock up periods of two years.

Global Macro Underlying Portfolios aim to identify and exploit imbalances in global economics and asset classes, typically utilizing macroeconomic and technical market factors rather than “bottom-up” individual security analysis. The Underlying Portfolios within this strategy are subject to 30 - 90 day redemption notice periods. Certain Underlying Portfolios have lock up periods of up to one year.

Long/Short Equity Underlying Portfolios seek to buy securities with the expectation that they will increase in value (“going long”) and sell securities short in the expectation that they will decrease in value (“going short”). Underlying Portfolios within this strategy are generally subject to 45 – 120 day redemption notice periods. The majority of the Underlying Portfolios are no longer subject to initial lockups. Certain Underlying Portfolios have lock up periods of up to three years.

Credit/Distressed Underlying Portfolios invest in a variety of fixed income and other securities, including bonds (corporate and government), bank debt, asset-backed financial instruments, mortgage-backed securities and mezzanine and distressed securities, as well as securities of distressed companies and high yield securities. Underlying Portfolios within this strategy are generally subject to 30-90 day redemption notice periods. The majority of the Underlying Portfolios are no longer subject to initial lockups. Certain Underlying Portfolios have lock up periods of up to one year.

Event Driven Underlying Portfolios seek to take advantage of information inefficiencies resulting from a particular corporate event, such as a takeover, liquidation, bankruptcy, tender offer, buyback, spin off, exchange offer, merger or other type of corporate reorganization. Underlying Portfolios within this strategy are generally subject to 60 – 90 day redemption notice periods. The majority of the Underlying Portfolios are no longer subject to initial lockups. Certain Underlying Portfolios have lock up periods of up to one year.

The Fund may also make direct investments in securities (other than securities of Underlying Portfolios), options, futures, options on futures, swap contracts, or other derivative or financial instruments.

Currency Abbreviations:

CAD – Canadian Dollar

DKK – Danish Krona

EUR – Euro

GBP – Great British Pound

USD – United States Dollar

Glossary:

CDOR – Canadian Dealer Offered Rate

CIBOR – Copenhagen Interbank Offered Rate

ESTR – Euro Short Term Rate

FedFundEffective – Federal Funds Effective Rate

SOFR – Secured Overnight Financing Rate

SONIA – Sterling Overnight Index Average

AB Multi-Manager Alternative Fund

June 30, 2023 (unaudited)

U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1 - quoted prices in active markets for identical investments
•	Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which is then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, by pricing vendors, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to the issuance of the report are not reflected herein.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of June 30, 2023:

Investments in Securities:	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks	$32,472,456	$—	$—	$32,472,456
Warants	40	—	—	40
Short-Term Investments	27,754,798	—	—	27,754,798
Investments valued at NAV				1,043,665,455

Total Investments in Securities	60,227,294	—	—	1,103,892,749
Other Financial Instruments(a):
Assets:
Total Return Swaps	—	1,169,539	—	1,169,539
Liabilities:
Total Return Swaps	—	(1,507,862)	—	(1,507,862)

Total	$60,227,294	$(338,323)	$—	$1,103,554,426

(a)

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation (depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, written options and written swaptions which are valued at market value.

A summary of the Fund’s transactions in AB mutual funds for the three months ended June 30, 2023 is as follows:

Fund	Market Value 03/31/2023 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 06/30/2023 (000)	Dividend Income (000)
Government Money Market Portfolio	$10,574	$48,181	$31,000	$27,755	$468